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                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 MAY  22, 1996
                Date of Report (Date of earliest event reported)


                       GLOBAL VILLAGE COMMUNICATION, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                     000-23260                     94-3095680
 (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
 of incorporation or organization)                          Identification No.)


                               1144 E ARQUES AVE.
                              SUNNYVALE, CA 94086
          (Address of principal executive offices, including zip code)


                                 (408) 523-1000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, in changed since last report)



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ITEM 5. OTHER EVENTS

A copy of a press release filed herewith as Exhibit 20.1 is hereby incorporated by reference to this Item 5.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits
                 20.1     Press Release dated May 22, 1996





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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       GLOBAL VILLAGE COMMUNICATION, INC.




May 23, 1996                                /s/     James M. Walker
     Date                                           James M. Walker
                                                    Vice President, Finance and
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)





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                                 EXHIBIT INDEX



Exhibits                                           Description                                                 Page No.
    20.1                                   Press Release dated May 22, 1996                                        5





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